Dreyfus Premier

High Yield

Securities Fund

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Securities Sold Short

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            19   Financial Highlights

                            21   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                     High Yield Securities Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier High Yield Securities Fund, covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Roger King, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team.

Tighter monetary policy adversely affected most -- but not all -- sectors of the bond market over the past six months. This was primarily a result of efforts by the Federal Reserve Board (the "Fed") to forestall a potential reemergence of inflationary pressures. The Fed raised short-term interest rates three times during the reporting period, following two interest-rate hikes implemented in the months before the reporting period began. Since June 1999, the Federal Reserve Board has raised short-term interest rates a total of 1.25 percentage points.

Higher interest rates led to some additional erosion of bond prices, especially during the last two months of 1999. During the first four months of 2000, however, some bonds began to rally, led higher by long-term U.S. Treasury securities which rose primarily because of reduced supply amid robust demand from domestic and foreign investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier High Yield Securities Fund

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Roger King, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier High Yield Securities Fund perform relative to its benchmark?

For the six-month period ended April 30, 2000, the fund achieved a total return of 6.06% for its Class A shares.(1) This compares to a 0.25% total return for the fund's benchmark, the Merrill Lynch High Yield Master II Index for the same period.(2)

The public offering of the fund's Class B, C and T shares commenced on March 1, 2000. From March 1, 2000 through April 30, 2000, the fund achieved a total return of -1.34% for Class B shares, -1.41% for Class C shares and -1.03% for Class T shares.(1) This compares to a -1.46% total return for the fund's benchmark over the same period.(2)

We attribute the fund's outperformance primarily to our investment in high yield bonds that were accompanied with equity features. Selected convertible bonds that were held, meaning bonds that can be converted into common stock, advanced as their underlying share prices rose. Also, warrants attached to bonds that we held as a combined unit, mainly in the telecommunications sector, increased sharply as their underlying stocks rallied. The fund's holdings in MPower, FirstWorld Communications, Pegasus Media & Communications and Spanish Broadcasting System benefited from the appreciation of their issuers' underlying equity securities. While return from these sources cannot be expected on a routine basis, these kinds of investments are a part of the fund's regular portfolio strategy and consistent with seeking a high total return.

What is the fund's investment approach?

The fund seeks to maximize total return, consisting of capital appreciation and current income. To do so, we invest in high yield fixed-income securities, including convertibles, preferred stocks and warrants. Issuers of below
investment-grade    securities    may    be    in    early
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

stages of development or may have highly leveraged balance sheets. To attract buyers and compensate them for assuming greater risks, the issuers must offer higher interest rates than those offered by more established companies.

In making our investment decisions, we review the securities issued by a wide range of firms, including new companies, companies breaking into new industries, and companies that, while fundamentally sound, have experienced financial difficulty. Our approach to selecting individual issues is based on careful credit analysis -- our projection of each issuer's ability to repay its debt. We attempt to add balance to our portfolio by purchasing the securities of more established companies, which tend to operate in more stable markets with relatively predictable consumer demand.

In each case, our emphasis is on uncovering out-of-favor companies that we believe are undervalued. We search for likely changes in ownership, management, or corporate strategy -- events that could lead the market to discover the value we have seen and create the potential for price appreciation. By seeking out and investing in out-of-favor companies, the fund has increased total return, but also the likelihood of greater volatility of returns.

What other factors influenced the fund's performance?

The high yield market' s general decline continued through the end of 1999, driven largely by concerns over potential Y2K-related market disruptions. In anticipation of problems that proved unfounded, investors sold high yield mutual funds, and fund managers sold bonds to meet redemptions. At the same time, professional traders largely withdrew from the market. A large supply of high yield bonds was met by weak demand, and prices declined.

Once Y2K had passed, a post-Y2K recovery of the high yield market never materialized. The Federal Reserve Board continued raising interest rates into 2000, depressing bond prices across the board. Additionally, increased concern about potential defaults put further downward pressure on bond prices.


Finally, there appears to have been a marked shift in investor sentiment. In the past, investors seeking return found high yield bonds attractive. However, in current markets, investors have shifted their preference in favor of stocks over bonds. And those investors with an interest in bonds have shown a strong preference for stability over risk, choosing to avoid the risk associated with the high yield marketplace. Investors also apparently believe that other options -- notably technology stocks -- offer better opportunity for gain, with less risk, than what can be found in the risk/return profile of high yield bonds. Collectively, these along with other factors have caused investors to be net sellers of high yield mutual funds, putting strong, negative pressure on high yield bond prices.

What is the fund's current strategy?

We continue to focus on deep discount, domestic high yield bonds. In response to stock market volatility, we have reduced our exposure to stock-related investments. The high yield market, in its current distressed state, is trading at depressed levels not seen in the past 10 years, and we believe that at such levels, it may well offer significant value. However, in our view, any recovery will require a strong trigger event to spark renewed investor interest and confidence, and that trigger is not yet visible.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)


STATEMENT OF INVESTMENTS

                                                                                              Principal
BOND AND NOTES--67.7%                                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--.6%

Aircraft Lease Portfolio Securitisation 96-1,

   Pass-Through Trust, Ctfs.,
   Cl. D, 12.75%, 2006                                                                          859,787                  842,591

BROADCASTING--3.1%

Acme Intermediate Holdings/Finance, Ser. B,

   Sr. Secured Discount Notes, 0/12%, 2005                                                    1,200,000  (a)             813,000

Acme Television/Finance, Ser. B,

   Sr. Discount Notes, 0/10.875%, 2004                                                        1,100,000  (a)           1,023,000

CD Radio,

   Sr. Discount Notes, 0/15%, 2007                                                            4,000,000  (a)           2,220,000

                                                                                                                       4,056,000

BUSINESS SERVICES--1.3%

Sitel,

   Sr. Sub. Notes, 9.25%, 2006                                                                1,000,000                  945,000

U.S. Office Products,

   Sr. Notes, 9.75%, 2008                                                                     2,000,000                  730,000

                                                                                                                       1,675,000

CABLE TELEVISION--2.5%

Star Choice Communications,

   Sr. Secured Notes, 13%, 2005                                                                 500,000                  510,000

Supercanal Holdings,

   Sr. Notes, 11.5%, 2005                                                                     2,000,000  (b,c)         1,010,000

UIH Australia/Pacific:

   Ser. B, Sr. Discount Notes, 0/14.75%, 2006                                                 1,380,000  (a)           1,248,900

   Ser. D, Sr. Discount Notes, 0/14.75%, 2006                                                   670,000  (a)             606,350

                                                                                                                       3,375,250

CHEMICALS--.3%

Trans-Resources, Ser. B,

   Sr. Discount Notes, 0/12%, 2008                                                            2,000,000  (a)             390,000

COMMERCIAL MORTGAGE
   PASS-THROUGH CTFS.--1.2%

Structured Asset Securities, REMIC:

   Ser. Greenpoint 1996-A, Cl. B5, 8.344%, 2027                                                 273,502  (b,d)           207,627

   Ser. Greenpoint 1996-A, Cl. B6, 8.325%, 2027                                                 241,855  (b,d)            77,141

   Ser. 1996-CFL, Cl. H, 7.75%, 2028                                                          1,750,000  (b)           1,239,432

                                                                                                                       1,524,200


                                                                                              Principal
BOND AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSTRUCTION--4.1%

American Eco, Ser. B,

   Sr. Notes, 9.625%, 2008                                                                    4,000,000                1,020,000

ICF Kaiser International,

   Sr. Sub. Notes, 13%, 2003                                                                  9,023,000  (c)           4,432,549

                                                                                                                       5,452,549

CONSUMER--3.0%

Packaging Resources,

   Sr. Notes, 13%, 2003                                                                       2,572,850                2,241,596

Syratech,

   Sr. Notes, 11%, 2007                                                                       3,000,000                1,785,000

                                                                                                                       4,026,596

ENERGY--4.8%

Belden & Blake, Ser. B,

   Sr. Sub. Notes, 9.875%, 2007                                                               4,650,000                2,697,000

Key Energy Services,

   Sr. Sub. Notes, 14%, 2009 (Units)                                                          2,000,000  (b,e)         2,320,000

Petsec Energy, Ser. B,

   Sr. Sub. Notes, 9.5%, 2007                                                                 2,600,000  (c)           1,306,500

                                                                                                                       6,323,500

ENTERTAINMENT--2.6%

American Skiing, Ser. B,

   Sr. Sub. Notes, 12%, 2006                                                                  1,500,000                1,263,750

Booth Creek Ski Holdings, Ser. B,

   Sr. Notes, 12.5%, 2007                                                                     3,000,000                2,235,000

                                                                                                                       3,498,750

FINANCIAL--7.6%

Macsaver Financial Services,
  Notes (Gtd. By Heilig-Meyers):

      7.4%, 2002                                                                              6,900,000                5,485,500

      7.875%, 2003                                                                            4,300,000                3,160,500

      7.6%, 2007                                                                              1,000,000                  595,000

Reliance Group Holdings,

   Sr. Notes, 9%, 2000                                                                          900,000                  814,500

                                                                                                                      10,055,500

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BOND AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOOD & BEVERAGES--1.6%

CKE Restaurants,

   Conv. Sub. Deb., 4.25%, 2004                                                               1,000,000                  421,250

Chiquita Brands International,

   Conv. Sub. Deb., 7%, 2001                                                                  1,250,000                1,050,000

Cuddy International,

   Sr. Notes, 10.75%, 2007                                                                    2,000,000                  655,000

                                                                                                                       2,126,250

GAMING--.5%

Jazz Casino,

   Sr. Notes, 5.987%, 2009                                                                    2,000,000  (d)             578,766

METALS--1.0%

Metal Management,

   Sr. Secured Notes, 12.75%, 2004                                                            1,000,000                  950,000

NSM Steel, Ser. B,

   Sr. Sub. Mortgage Notes, 12.25%, 2008 (Units)                                              1,750,000  (b,c,e)          26,250

Northwestern Steel & Wire,

   Sr. Notes, 9.5%, 2001                                                                        812,000                  368,445

                                                                                                                       1,344,695

PUBLISHING--.7%

WAM ! NET,

   Sr. Discount Notes, 0/13.25%, 2005                                                         1,750,000  (a)             971,250

REAL ESTATE--1.0%

Meditrust,

   Notes, 7.82%, 2003                                                                         2,000,000  (f)           1,350,000

RESIDENTIAL MORTGAGE
   PASS-THROUGH CTFS.--2.7%

Chase Mortgage Finance,

   Ser. 1994-E, Cl. B6, 6.25%, 2010                                                             345,443  (b)             118,458

Citicorp Mortgage Services,

   REMIC, Ser. 1994-9, Cl. B2, 5.75%, 2009                                                      387,596  (b)             134,125

GE Capital Mortgage Services, REMIC:

   Ser. 1993-13, Cl. B5, 6%, 2008                                                               376,871  (b)             131,983

   Ser. 1994-15, Cl. B5, 6%, 2009                                                               611,521  (b)             210,338

   Ser. 1994-21, Cl. B5, 6.5%, 2009                                                             635,670  (b)             217,320

   Ser. 1996-10, Cl. B5, 6.75%, 2011                                                            308,711  (b)              98,466

   Ser. 1996-12, Cl. B5, 7.25%, 2011                                                            362,374  (b)             118,073

   Ser. 1996-14, Cl. 2B5, 7.25%, 2011                                                           215,689  (b)              69,829

   Ser. 1997-11, Cl. B4, 7%, 2027                                                               733,474  (b)             541,510


                                                                                              Principal
BOND AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE
  PASS-THROUGH CTFS. (CONTINUED)

MORSERV,

   Ser. 1996-1, Cl. B5, 7%, 2011                                                                415,781  (b)             145,177

Norwest Asset Securities:

   Ser. 1996-8, Cl. B4, 7.5%, 2026                                                              121,895  (b)              93,924

   Ser. 1996-8, Cl. B5, 7.5%, 2026                                                              181,666  (b)              58,436

   Ser. 1997-11, Cl. B4, 7%, 2027                                                               243,074  (b)             169,725

   Ser. 1997-11, Cl. B5, 7%, 2027                                                               364,918  (b)             110,691

   Ser. 1997-15, Cl. B4, 6.75%, 2012                                                            379,514  (b)             286,610

   Ser. 1997-15, Cl. B5, 6.75%, 2012                                                            227,498  (b)              68,534

   Ser. 1997-16, Cl. B5, 6.75%, 2027                                                            293,131  (b)              88,000

Prudential Home Mortgage Securites,

   REMIC, Ser. 1996-7, Cl. B5, 6.75%, 2011                                                      757,607  (b)             240,856

Residential Accredit Loans, REMIC:

   Ser. 1997-QS6, Cl. B2, 7.5%, 2012                                                            141,527  (b)             111,045

   Ser. 1997-QS6, Cl. B3, 7.5%, 2012                                                            331,409  (b)             101,563

Residential Funding Mortgage Securities I,

   Ser. 1997-S15, Cl. B2, 7%, 2027                                                              764,938                  488,007

                                                                                                                       3,602,670

SHIPPING--2.3%

American President Lines,

   Sr. Notes, 7.125%, 2003                                                                    3,185,000                2,405,908

Holt Group,

   Sr. Notes, 9.75%, 2006                                                                     1,500,000                  682,500

                                                                                                                       3,088,408

TELECOMMUNICATION/CARRIERS--13.4%

Bestel,

   Sr. Discount Notes, 0/12.75%, 2005                                                         5,000,000  (a)           3,812,500

DTI Holdings, Ser. B,

   Sr. Discount Notes, 0/12.5%, 2008                                                          4,750,000  (a)           2,018,750

E. Spire Communications,

   Sr. Discount Notes, 0/12.75%, 2006                                                         3,550,000  (a)           1,544,250

FirstWorld Communications,

   Sr. Discount Notes, 0/13%, 2008                                                            5,500,000  (a)           2,502,500

MGC Communications, Ser. B,

   Sr. Secured Notes, 13%, 2004                                                               4,000,000                4,080,000

Northeast Optic Network,

   Sr. Notes, 12.75%, 2008                                                                    2,000,000                1,950,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BOND AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION/CARRIERS (CONTINUED)

Poland Telecom Finance, Ser. B,

   Sr. Notes, 14%, 2007                                                                       6,750,000                1,856,250

                                                                                                                      17,764,250

TRANSPORTATION--7.5%

Canadian Airlines,

   Sr. Notes, 12.25%, 2006                                                                    1,500,000  (c)             757,500

Fine Air Services,

   Sr. Notes, 9.875%, 2008                                                                    5,000,000                4,025,000

Terminal Railroad Association,

   First Mortgage, 4%, 2019                                                                     432,000                  311,474

Union Pacific,

   Sub. Deb, 5.5%, 2033                                                                         387,000                  325,440

ValuJet,

   Sr. Notes, 10.25%, 2001                                                                    5,050,000                4,570,250

                                                                                                                       9,989,664

WIRELESS COMMUNICATIONS--5.9%

American Mobile Satellite/AMSC Acquistion, Ser. B,

   Sr. Notes, 12.25%, 2008                                                                      500,000                  367,500

Comunicacion Celular,

   Sr. Discount Notes, 0/14.125%, 2005                                                        3,750,000  (a,b)         2,475,000

Ionica,

   Sr. Discount Notes, 0/15%, 2007                                                            2,000,000  (a,c)            40,000

Occidente y Caribe Celular, Ser. B,

   Sr. Discount Notes, 0/14%, 2004                                                            2,910,000  (a)           1,811,475

OrbCommunications Global/Capital,

   Sr. Notes, 14%, 2004                                                                       1,000,000                  915,000

Telesystem International Wireless:

   Ser. B, Sr. Discount Notes, 0/13.25%, 2007                                                 1,400,000  (a)             889,000

   Ser. C, Sr. Discount Notes, 0/10.5%, 2007                                                  2,500,000  (a)           1,362,500

                                                                                                                       7,860,475

TOTAL BONDS AND NOTES

   (cost $120,591,546)                                                                                                89,896,364
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--4.9%                                                                              Shares  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE--.0%

Glasstech (warrants)                                                                              2,000  (b,g)             1,000

BROADCASTING--.9%

Spanish Broadcasting System, Cl. A                                                               64,200  (b,g)         1,199,737

CABLE TELEVISION--.0%

Star Choice Communications (warrants)                                                            11,580  (b,g)            30,397



COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSTRUCTION--.0%

FWT, Cl. A                                                                                       93,333  (g)              18,667

CONSUMER--.0%

Discovery Zone (warrants)                                                                         4,500  (b,g)                 5

PAPER & PACKAGING--.0%

SF Holdings Group, Cl. C                                                                            370  (b,g)                 4

PUBLISHING--.0%

WAM ! NET (warrants)                                                                              5,250  (b,g)            42,000

SHIPPING--.0%

Golden Ocean Group (warrants)                                                                     3,000  (g)               3,375

SUPERMARKETS--.0%

Electronic Retailing Systems International (warrants)                                             1,250  (g)               1,250

TELECOMMUNICATION/CARRIERS--2.9%

Adelphia Business Solutions (warrants)                                                            1,000  (g)             275,000

Bestel (warrants)                                                                                 5,000  (b,g)            55,000

DTI Holdings (warrants)                                                                          23,750  (b,g)             2,850

FirstWorld Communications (warrants)                                                              5,500  (b,g)           742,500

Globix                                                                                           42,000  (g)             945,000

MGC Communications (warrants)                                                                     6,000  (b,g)         1,800,000

Poland Telecom Finance (warrants)                                                                 6,750  (b,g)                67

                                                                                                                       3,820,417

TRANSPORTATION--.0%

@Track Communications (warrants)                                                                  4,000  (b,g)             1,000

WIRELESS COMMUNICATIONS--1.1%

Comunicacion Celular (warrants)                                                                   1,000  (b,g)            25,125

Iridium (warrants)                                                                                1,000  (b,g)               135

Microcell Telecommunications                                                                     34,346  (g)           1,197,817

Motient                                                                                           7,660  (g)              95,750

Occidente y Caribe Celular (warrants)                                                             7,640  (b,g)           115,555

                                                                                                                       1,434,382

TOTAL COMMON STOCKS

   (cost $1,352,832)                                                                                                   6,552,234
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--23.2%
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING--8.5%

Granite Broadcasting,

   Cum., $127.50                                                                                  2,262                2,126,315

Paxson Communications:

   Cum., $132.50                                                                                  6,900                7,038,000

   Cum., Conv. $975.00                                                                              236  (b)           2,124,000

                                                                                                                      11,288,315

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


PREFERRED STOCKS (CONTINUED)                                                                     Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE TELEVISION--3.0%

Pegasus Media & Communications,

   Ser. A, Cum., $127.50                                                                          3,752                3,977,120

CONSTRUCTION--.3%

FWT, Ser. A,

   Cum., $.10                                                                                   933,333                  420,000

ENERGY--.5%

Clark USA,

   Sr. Cum., $115.00                                                                              3,304                  660,800

FOOD & BEVERAGES--.0%

Nebco Evans Holdings,

   Cum., $11.25                                                                                  32,557  (g)              12,209

PAPER & PACKAGING--.4%

SF Holdings Group,

   Cum., $137.50                                                                                  1,290                  586,950

PUBLISHING--2.3%

Day International Group,

   Cum., $122.50                                                                                  3,966                3,014,160

SUPERMARKETS--.0%

Supermarkets General,

   Cum., $3.52                                                                                   96,000  (g)              24,960

TELECOMMUNICATION/CARRIERS--6.4%

Adelphia Business Solutions, Ser. B,

   Cum., $128.75                                                                                  1,374                1,312,170

Concentric Network,

   Cum., $135.00                                                                                  7,033                7,195,638

                                                                                                                       8,507,808

WIRELESS COMMUNICATIONS--1.8%

Crown Castle International,

   Cum., $127.50                                                                                  2,339                2,339,000

TOTAL PREFERRED STOCKS

   (cost $36,012,750)                                                                                                 30,831,322


                                                                                              Principal
SHORT--TERM INVESTMENTS--3.3%                                                                Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

Volkswagen Of America,
  6.04%, 5/1/2000

   (cost $4,425,000)                                                                          4,425,000                4,425,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $162,382,128)                                                             99.1%              131,704,920

CASH AND RECEIVABLES (NET)                                                                          .9%                1,189,232

NET ASSETS                                                                                       100.0%              132,894,152

(A)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30,
     2000, THESE SECURITIES AMOUNTED TO $16,609,488 OR 12.5% OF NET ASSETS.

(C)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(D)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(E)  WITH WARRANTS TO PURCHASE COMMON STOCK.

(F)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED
     MATURITY IS 9/10/2026.

(G)  NON-INCOME PRODUCING SECURITY.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF SECURITIES SOLD SHORT

April 30, 2000 (Unaudited)

COMMON STOCKS                                           Shares         Value ($)
--------------------------------------------------------------------------------

Globix                                                  42,000         945,000

MGC Communications                                      24,000       1,176,000

TOTAL SECURITIES SOLD SHORT
   (proceeds $3,450,688)                                             2,121,000

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           162,382,128   131,704,920

Cash                                                                     68,699

Receivable from brokers for proceeds on securities sold short         3,450,688

Dividends and interest receivable                                     2,351,116

Receivable for investment securities sold                             2,125,187

Paydowns receivable                                                     199,740

Receivable for shares of Beneficial Interest subscribed                 194,404

Prepaid expenses and other assets                                        26,148

                                                                    140,120,902
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            89,430

Payable for investment securities purchased                           4,867,231

Securities sold short, at value

  (proceeds $3,450,688)--See Statement of Securities Sold Short       2,121,000

Payable for shares of Beneficial Interest redeemed                       73,009

Interest payable--Note 2                                                  7,855

Accrued expenses                                                         68,225

                                                                      7,226,750
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      132,894,152
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     176,170,107

Accumulated undistributed investment income--net                      1,173,401

Accumulated net realized gain (loss) on investments                (15,101,836)

Accumulated net unrealized appreciation (depreciation) on investments
  and securities sold short--Note 4(b)                             (29,347,520)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      132,894,152


NET ASSET VALUE PER SHARE

                                                       Class A                  Class B               Class C                Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                      131,472,548                 983,805               284,159                153,640

Shares Outstanding                                   11,646,918                  87,307                25,238                 13,586
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             11.29                   11.27                 11.26                  11.31

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest Income                                                      8,048,538

Cash dividends                                                       2,430,455

TOTAL INCOME                                                        10,478,993

EXPENSES:

Management fee--Note 3(a)                                              449,816

Shareholder servicing costs--Note 3(c)                                 221,382

Interest expense--Note 2                                                40,894

Registration fees                                                       18,834

Prospectus and shareholders' reports                                     8,172

Custodian fees--Note 3(c)                                                6,265

Trustees' fees and expenses--Note 3(d)                                   4,940

Professional fees                                                        2,958

Distribution fees--Note 3(b)                                               472

Miscellaneous                                                            6,526

TOTAL EXPENSES                                                         760,259

INVESTMENT INCOME--NET                                               9,718,734
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (3,572,282)

Net unrealized appreciation (depreciation) on investments

  and securities sold short                                          1,928,040

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (1,644,242)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 8,074,492

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2000         Year Ended
                                           (Unaudited)(a)   October 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          9,718,734          20,746,595

Net realized gain (loss) on investments       (3,572,282)          (4,228,924)

Net unrealized appreciation (depreciation)
   on investments                              1,928,040           10,890,278

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   8,074,492           27,407,949
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                               (11,033,687)         (20,916,521)

Class B shares                                    (1,499)                 --

Class C shares                                    (2,622)                 --

Class T shares                                       (41)                 --

TOTAL DIVIDENDS                               (11,037,849)         (20,916,521)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 35,587,323           92,722,277

Class B shares                                    995,566                  --

Class C shares                                    284,344                  --

Class T shares                                    153,908                  --

Dividends reinvested:

Class A shares                                  6,551,660           14,009,373

Class B shares                                      1,499                  --

Class C shares                                      3,474                  --

Class T shares                                         41                  --

Cost of shares redeemed:

Class A shares                               (49,965,729)        (101,278,631)

Class B shares                                    (9,624)                 --

Redemption fee                                      1,705              84,838

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (6,395,833)           5,537,857

TOTAL INCREASE (DECREASE) IN NET ASSETS       (9,359,190)          12,029,285
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           142,253,342          130,224,057

END OF PERIOD                                 132,894,152          142,253,342

Undistributed investment income--net            1,173,401            2,492,516

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 2000, FOR CLASS B, CLASS C AND CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2000        Year Ended
                                           (Unaudited)(a)  October 31, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                     3,045,306           8,142,569

Shares issued for dividends reinvested            579,935           1,251,388

Shares redeemed                               (4,327,429)          (8,814,025)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (702,188)              579,932
--------------------------------------------------------------------------------

CLASS B

Shares sold                                        87,976                 --

Shares issued for dividends reinvested                131                 --

Shares redeemed                                     (800)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      87,307                 --
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        24,933                 --

Shares issued for dividends reinvested                305                 --

Shares redeemed                                        --                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      25,238                 --
-------------------------------------------------------------------------------

CLASS T

Shares sold                                        13,582                 --

Shares issued for dividends reinvested                  4                 --

Shares redeemed                                        --                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      13,586                 --

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 2000, FOR CLASS B, CLASS C, AND CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                               Six Months Ended
                                                                 April 30, 2000                   Year Ended October 31,
                                                                                       ---------------------------------------------
CLASS A SHARES                                                       (Unaudited)       1999        1998        1997        1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    11.52         11.06       14.76       13.83        12.50

Investment Operations:

Investment income--net                                                    .82          1.55        1.55        1.58          .69

Net realized and unrealized gain (loss)

   on investments                                                        (.13)          .48       (3.69)       1.05         1.19

Total from Investment Operations                                          .69          2.03       (2.14)       2.63         1.88

Distributions:

Dividends from investment income--net                                    (.92)        (1.58)      (1.57)      (1.56)        (.55)

Dividends from net realized gain on investments                            --            --        (.02)       (.23)          --

Total Distributions                                                      (.92)        (1.58)      (1.59)      (1.79)        (.55)

Redemption fees added to paid--in capital                                 .00(b,c)      .01(c)      .03(c)      .09(c)         --

Net asset value, end of period                                          11.29         11.52       11.06       14.76        13.83
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                        12.15(d,e)    19.61      (16.28)      21.13        25.14(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                        1.03(d)       1.08        1.06         .71          .02(d)

Ratio of interest expense to average net assets                           .06(d)        .14         .15         .34          .27(d)

Ratio of net investment income
   to average net assets                                                14.01(d)      13.50       10.87       11.72        11.33(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                          --           --         --           .43         1.55(d)

Portfolio Turnover Rate                                                 15.14(f)      41.72      117.34      252.50       233.62(f)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 131,473       142,253     130,224     120,818       24,857

(A) FROM MARCH 25, 1996 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.

(B) AMOUNT REPRESENTS LESS THAN $.01.

(C) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D) ANNUALIZED.

(E) EXCLUSIVE OF SALES CHARGE.

(F) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

Period Ended April 30, 2000 (Unaudited)(a)

                                           ------------------------------------

                                                                                     Class B       Class C         Class T
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    11.94        11.94           11.94

Investment Operations:

Investment income--net                                                                    .56          .47             .58

Net realized and unrealized gain (loss)
   on investments                                                                        (.71)        (.63)           (.70)

Total from Investment Operations                                                         (.15)        (.16)           (.12)

Distributions:

Dividends from investment income--net                                                    (.52)        (.52)           (.51)

Net asset value, end of period                                                          11.27        11.26           11.31
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B,C)                                                                   (8.02)       (8.44)          (6.16)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets(c)                                                                 1.44         1.40             .69

Ratio of interest expense to
   average net assets(c)                                                                  .04          .04             .04

Ratio of net investment income
   to average net assets(c)                                                             10.87        10.05           11.91

Portfolio Turnover Rate(d)                                                              15.14        15.14           15.14
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                     984          284             154

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 2000.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier High Yield Securities Fund (the "fund" ) is a separate diversified series of Dreyfus Debt and Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering six series including the fund. The fund' s investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

On February 9, 2000, the Company's Board of Trustees approved, effective March 1, 2000, a change of the fund's name from "Dreyfus High Yield Securities Fund" to "Dreyfus Premier High Yield Securities Fund" , coinciding with the fund implementing a multiple class structure. Shareholders on March 1, 2000, were reclassified as Class A shareholders and the fund added Class B, Class C and Class T shares.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B, Class C and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

  The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net
earnings   credits   based   on   available  cash  balances  left  on  deposit.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $11,526,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1999. If not applied, $7,297,000 of the carryover expires in fiscal 2006 and $4,229,000 expires in fiscal 2007.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a separate $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended April 30, 2000 was approximately $1,359,000, with a related weighted average annualized interest rate of 6.04%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the fund's average daily net assets and is payable monthly.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2000, Class B, Class C and Class T shares were charged $351, $101 and $20, respectively, pursuant to the Plan, of which $345, $95 and $20 for Class B, Class C and Class T shares, respectively, were paid to DSC.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000, Class A, Class B, Class C and Class T shares was charged $172,835, $117, $34 and $20, respectively, pursuant to the Shareholder Services Plan, of which $37,845, $115, $32 and $20, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $24,042 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2000, the fund was charged $6,265 pursuant to the custody agreement.

(D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(E) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

(A) The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, during the period ended April 30, 2000:

                                      Purchases ($)             Sales ($)
--------------------------------------------------------------------------------

Long transactions                        20,505,193            29,169,708

Short sale transactions                   3,450,688                  --

     TOTAL                               23,955,881            29,169,708

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. The fund's long security positions serve as collateral for the open short positions. Securities sold short at April 30, 2000, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

(B) At April 30, 2000, accumulated net unrealized depreciation on investments and securities sold short was $29,347,520, consisting of $10,441,696 gross unrealized appreciation and $39,789,216 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

Dreyfus Premier High Yield Securities Fund
200 Park Avenue
New York, NY 10166

  Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

  Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

  Transfer Agent &
  Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

  Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   043SA004